Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:

Meg Maise (Corporate Press/Investor Relations)

Take-Two Interactive Software, Inc.

(646) 536-2932

meg.maise@take2games.com

Take-Two Interactive Software, Inc. Reports

Second Quarter Fiscal 2010 Financial Results

Q2 Non-GAAP EPS of $0.34 Exceeds Guidance

Company Increases Revenue and Non-GAAP EPS Guidance for Fiscal 2010

New York, NY — June 8, 2010 — Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today announced financial results for its second quarter ended April 30, 2010.

Net revenue for the second fiscal quarter was $268.0 million, an increase of approximately 54% compared to $174.3 million for the same quarter of fiscal 2009. Second quarter fiscal 2010 sales were driven by the launches of BioShock® 2, Grand Theft Auto: Episodes from Liberty City on the PS3 and PC, and Major League Baseball® 2K10, along with continuing strong sales of catalog titles including NBA® 2K10 and Grand Theft Auto IV.

Income from continuing operations for the second quarter was $16.9 million or $0.20 per share, compared to a loss from continuing operations of $10.4 million or $0.13 per share in the second quarter of fiscal 2009.

The second quarter 2010 results from continuing operations included $7.1 million in stock-based compensation expense ($0.07 per share); $4.9 million in non-cash interest and non-cash tax expense ($0.05 per share); $3.6 million of non-cash loss on sale of subsidiary ($0.04 per share); $1.2 million in business reorganization costs ($0.01 per share); and $1.9 million primarily for insurance reimbursements for settlements and professional fees related to unusual legal matters ($0.02 per share). Results from continuing operations for the second quarter of 2009 included $5.3 million in stock-based compensation expense ($0.07 per share); and $1.8 million in professional fees and expenses related to unusual matters ($0.02 per share).

Non-GAAP income from continuing operations was $31.9 million or $0.34 per diluted share in the second quarter of fiscal 2010, compared to a non-GAAP loss from continuing operations of $3.2 million or $0.04 per share in the second quarter of 2009. (Please refer to Non-GAAP Financial Measures and reconciliation tables included later in this release for additional information and details on non-GAAP items.)

For the six months ended April 30, 2010, net revenue was $431.2 million, compared to $323.6 million for the same period a year ago.  Loss from continuing operations for the first half of fiscal 2010 was $16.9 million or $0.22 per share, compared to loss from continuing operations of $64.3 million or $0.84 for the 2009 period. Results from continuing operations for the first six months of fiscal 2010 included $13.6 million in stock-based compensation expense ($0.16 per share); $7.2 million in non-cash interest and non-cash tax expense ($0.09 per share); $3.6 million of non-cash loss on sale of subsidiary ($0.04 per share); $1.2 million in expenses related to business reorganization costs ($0.01 per share); and $1.2 million primarily for insurance reimbursements for settlements and professional fees related to unusual legal matters ($0.01 per share). Results from continuing operations for the first six months of fiscal 2009 included $11.5 million in stock-based compensation expense ($0.15 per share); and $6.7 million in professional fees and expenses related to unusual matters ($0.09 per share).

Non-GAAP income from continuing operations was $7.5 million or $0.09 per share in the first six months of 2010, compared to non-GAAP loss from continuing operations of $46.1 million or $0.60 per share in the comparable period of 2009.  (Please refer to Non-GAAP Financial Measures and reconciliation information included later in this release.)

Product Milestones

•                  Rockstar Games launched Red Dead Redemption on May 18 in the Company’s third fiscal quarter. The title has sold in over 5 million units to date and has been a commercial and critical success, with a near-perfect score of 95* from Metacritic.com.

•                  Grand Theft Auto IV from Rockstar Games has sold over 17 million units globally.

Product Highlights

•                  2K Games announced that Mafia® II for the Xbox 360, PlayStation 3 and Windows PC is planned for release on August 24, 2010 in North America and on August 27, 2010 internationally.

•                  2K Games released Sid Meier’s Civilization® Revolution™ as a launch title for the Apple iPad.

•                  2K Play today announced New Carnival Games® for Wii and DS, the newest entry in its hit franchise that has sold over 6 million units. The title is planned for release this fall. The original Carnival Games title is the #3 selling third-party title of all time on the Wii according to The NPD Group**.

•                  2K Play announced a number of new Nickelodeon products, including titles based on the popular Dora the Explorer and Go, Diego, Go! television series.

•                  2K Games announced that XCOM®, the re-imagining of one of gaming’s most storied and beloved franchises, is currently in development at 2K Marin exclusively for the Xbox 360 and Windows PC.

Financial Guidance

Take-Two is providing initial guidance for the third quarter ending July 31, 2010 and fourth quarter ending October 31, 2010, and is increasing its guidance for the fiscal year ending October 31, 2010 to reflect the successful launch of Red Dead Redemption and the Company’s better than expected second quarter results.

•                  L.A. Noire, Mafia II and Sid Meier’s Civilization V are planned for release in the fourth quarter of fiscal 2010; and

•                  The launch of Max Payne 3 has been moved out of fiscal 2010.

	Third quarter ending 7/31/2010	Fourth quarter ending 10/31/2010	Fiscal year ending 10/31/2010

Revenue	$250 to $300 million	$200 to $250 million	$880 to $980 million

Non-GAAP EPS from continuing operations	$(0.10) to $(0.20)	$(0.10) to $(0.20)	$(0.10) to $(0.30)

Stock-based compensation expense per share (a)	$0.15	$0.07	$0.39

Non-cash interest expense related to convertible debt (b)	$0.02	$0.02	$0.09

Business restructuring costs, non-cash loss on sale of subsidiary, and expenses related to unusual legal matters	$0.01	$0.01	$0.07

Non-cash tax expense	$0.01	$0.01	$0.06

(a)          The Company’s stock-based compensation expense for the third and fourth quarters and fiscal year 2010 includes the cost of approximately 2 million stock options and 1.5 million shares previously issued to ZelnickMedia that are subject to variable accounting. Actual expense to be recorded in connection with these options and shares is dependent upon several factors, including future changes in Take-Two’s stock price.

(b)         The Company adopted a new accounting standard in the first quarter of fiscal 2010 that requires convertible debt to be bifurcated into debt and equity components.  As a result of the new standard, the Company has begun to record non-cash interest expense on its convertible notes, in addition to the interest expense already recorded for coupon payments.

Key assumptions and dependencies underlying the Company’s guidance include continued consumer acceptance of the Xbox 360, PlayStation 3 and Wii; the ability to develop and publish products that capture market share for these current generation systems while continuing to leverage opportunities on certain prior generation platforms;  the timely delivery of the titles detailed in this release; as well as no significant changes in foreign exchange rates.

Product Releases

The following titles shipped in the second quarter of fiscal 2010:

Title	Platform

BioShock 2	Xbox 360, PS3, PC
BioShock 2: Rapture Metro Pack (DLC)	Xbox 360, PS3, PC
BioShock 2: Sinclair Solutions Tester Pack (DLC)	Xbox 360, PS3, PC
Borderlands: The Secret Armory of General Knoxx (DLC)	Xbox 360, PS3, PC
Grand Theft Auto: Episodes from Liberty City	PS3, Games for Windows®-LIVE
Grand Theft Auto: The Lost and Damned (DLC)	PlayStation®Network, Games for Windows-LIVE
Grand Theft Auto: The Ballad of Gay Tony (DLC)	PlayStation®Network, Games for Windows-LIVE
Major League Baseball® 2K10	Xbox 360, PS3, PS2, PSP, Wii, DS, PC
Sid Meier’s Civilization Revolution	iPad

The following titles shipped to date in the third quarter of fiscal 2010:

Title	Platform

Red Dead Redemption	Xbox 360, PS3

Take-Two’s lineup of key titles announced to date for the remainder of fiscal 2010 includes:

Title	Platform

L.A. Noire	Xbox 360, PS3
Mafia® II	Xbox 360, PS3, PC
NBA® 2K11	TBA
NHL® 2K11	Wii
New Carnival Games	Wii, DS
Sid Meier’s Civilization® V	PC

Management Comment

Strauss Zelnick, Chairman of Take-Two, stated, “Our better than expected second quarter results reflect the solid performance of our triple-A titles and continued strength of our catalog business.  The successful worldwide launch of Red Dead Redemption reflects the unparalleled creative talent that is a distinguishing strength of Take-Two, and the title has set new benchmarks for quality and innovation. We are incredibly proud of our creative teams and their success in delivering some of the best interactive entertainment experiences.  We have raised our outlook for 2010 to reflect these achievements.”

Ben Feder, Chief Executive Officer of Take-Two, commented, “The successful diversification of our portfolio and the ability to leverage our proven franchises has enabled Take-Two to strengthen its position as an industry leader. Our core business continues to gain momentum, and Rockstar’s Red Dead Redemption is proving to be a hit. We’ll continue to build upon this success in the second half of our fiscal year with the release of several titles from our proven franchises, including Mafia II, Sid Meier’s Civilization V, NBA 2K11 and New Carnival Games.”

Conference Call

Take-Two will host a conference call today at 4:30 p.m. Eastern Time to review these results and discuss other topics.  The call can be accessed by dialing (877) 407-0984 or (201) 689-8577.  A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses non-GAAP measures of financial performance that exclude certain non-recurring or non-cash items.  Non-GAAP gross profit, income (loss) from continuing operations, net income (loss) and earnings (loss) per share are measures that exclude certain non-recurring or non-cash items and should be considered in addition to results prepared in accordance with GAAP.  They are not intended to be considered in isolation from, as a substitute for, or superior to, GAAP results.  These non-GAAP financial measures may be different from similarly titled measures used by other companies.

The non-GAAP measures exclude the following items from the Company’s statements of operations:

•                  Stock-based compensation;

•                  Business reorganization, restructuring and related expenses;

•                  Gain (loss) on sale of subsidiaries;

•                  Professional fees and expenses associated with unusual legal and other matters;

•                  Non-cash interest expense related to convertible debt; and

•                  Non-cash tax expense for the impact of deferred tax liabilities associated with tax deductible amortization of goodwill and the impact of the cancellation of stock options.

In addition, the Company may consider whether other significant non-recurring items that arise in the future should also be excluded from the non-GAAP financial measures it uses.

The Company believes that these non-GAAP financial measures, when taken into consideration with the corresponding GAAP financial measures, are important in gaining an understanding of the Company’s ongoing business. These non-GAAP financial measures also provide for comparative results from period to period.  Therefore, the Company believes it is appropriate to exclude certain items as follows:

Stock-based compensation

The Company does not consider stock-based compensation charges when evaluating business performance and management does not contemplate stock-based compensation expense in its short and long-term operating plans.  The Company places greater emphasis on stockholder dilution than accounting charges when assessing the impact of stock-based equity awards.

Business reorganization, restructuring and related expenses

From time to time, the Company may engage in business reorganization and restructuring activities, which may result in costs related to severance, asset write-offs and associated professional fees. The Company does not engage in reorganization activities on a regular basis and therefore believes it is appropriate to exclude business reorganization, restructuring and related expenses from its non-GAAP financial measures.

Gain (loss) on sale of subsidiaries

The Company recognized a non-cash loss on the sale of a subsidiary in the second quarter of fiscal 2010. The Company does not engage in sales of subsidiaries on a regular basis and therefore believes it is appropriate to exclude such gains (losses) from its non-GAAP financial measures.

Professional fees and expenses associated with unusual legal and other matters

The Company has incurred significant legal and other professional fees associated with both the investigation of its historical stock option granting practices and the Company’s responses to related governmental inquiries and civil lawsuits. One of management’s primary objectives is to bring conclusion to its outstanding legal matters.  The Company continues to incur expenses for professional fees and has accrued for legal settlements that are outside its ordinary course of business. As a result, the Company has excluded such expenses from its non-GAAP financial measures.

Non-cash interest expense related to convertible debt

The Company adopted a new accounting standard in the first quarter of fiscal 2010 that requires convertible debt to be bifurcated into debt and equity components.  As a result of the new standard, the Company has begun to record non-cash interest expense on its convertible notes, in addition to the interest expense already recorded for coupon payments.  The Company excludes the non-cash portion of the interest expense from its non-GAAP financial measures because these amounts are unrelated to its ongoing business operations.

Non-cash tax expense for the impact of deferred tax liabilities associated with tax deductible amortization of goodwill and the impact of the cancellation of stock options

The Company recorded non-cash tax expense for the impact of deferred tax liabilities associated with tax deductible amortization of goodwill and the impact of the cancellation of stock options.  Due to the nature of the adjustment as well as the expectation that it will not have any cash impact in the foreseeable future, the Company believes it is appropriate to exclude this expense from its non-GAAP financial measures.

EBITDA and Adjusted EBITDA

Earnings (loss) before interest, taxes, depreciation and amortization (“EBITDA”) is a financial measure not calculated and presented in accordance with U.S. GAAP.  Management uses EBITDA adjusted for business reorganization and related expenses (“Adjusted EBITDA”), among other measures, in evaluating the performance of the Company’s business units.  Adjusted EBITDA is also a significant component of the Company’s incentive compensation plans. Adjusted EBITDA should not be considered in isolation from, or as a substitute for, net income/(loss) prepared in accordance with GAAP.

Reclassifications

Certain prior year amounts have been reclassified to conform to current year presentation.

*According to Metacritic.com as of 6/7/10.

**According to The NPD Group estimates of U.S. retail video game sales of Wii titles through April 2010.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a global developer, marketer and publisher of interactive entertainment software games for the PC, PlayStation®3 and PlayStation®2 computer entertainment systems, PSP® (PlayStation®Portable) system, Xbox 360® video game and entertainment system from Microsoft, Wii™, Nintendo DS™, iPhone™, iPod® touch and iPad. The Company publishes and develops products through its wholly owned labels Rockstar Games and 2K, which publishes its titles under 2K Games, 2K Sports and 2K Play. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements

The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: our dependence on key management and product development personnel, our dependence on our Grand Theft Auto products and our ability to develop other hit titles for current generation platforms, the timely release and significant market acceptance of our games, the ability to maintain acceptable pricing levels on our games, our ability to raise capital if needed and risks associated with international operations. Other important factors and information are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009, in the section entitled “Risk Factors,” as updated in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2010, and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

#  #  #

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

	Three months ended April 30,		Six months ended April 30,
	2010	2009	2010	2009
		(as adjusted)(1)		(as adjusted)(1)

Net revenue	$268,002	$174,250	$431,240	$323,601

Cost of goods sold:
Product costs	77,225	57,270	130,304	109,033
Software development costs and royalties	40,509	28,012	77,839	51,313
Internal royalties	13,240	9,659	15,358	30,131
Licenses	25,805	14,936	33,636	22,117
Total cost of goods sold	156,779	109,877	257,137	212,594

Gross profit	111,223	64,373	174,103	111,007

Selling and marketing	43,476	29,572	84,570	68,243
General and administrative	24,569	29,897	53,264	68,352
Research and development	12,908	14,759	28,363	35,702
Depreciation and amortization	3,632	4,497	7,791	9,279
Total operating expenses	84,585	78,725	173,988	181,576
Income (loss) from operations	26,638	(14,352)	115	(70,569)
Interest and other, net	(7,764)	(1,513)	(12,577)	875
Income (loss) from continuing operations before income taxes	18,874	(15,865)	(12,462)	(69,694)
Provision (benefit) for income taxes	1,958	(5,454)	4,444	(5,435)
Income (loss) from continuing operations	16,916	(10,411)	(16,906)	(64,259)
Income (loss) from discontinued operations, net of taxes	(158)	331	(210)	3,791
Net income (loss)	$16,758	$(10,080)	$(17,116)	$(60,468)

Earnings (loss) per share:
Continuing operations	$0.20	$(0.13)	$(0.22)	$(0.84)
Discontinued operations	0.00	0.00	0.00	0.05
Basic earnings (loss) per share	$0.20	$(0.13)	$(0.22)	$(0.79)

Continuing operations	$0.20	$(0.13)	$(0.22)	$(0.84)
Discontinued operations	0.00	0.00	0.00	0.05
Diluted earnings (loss) per share	$0.20	$(0.13)	$(0.22)	$(0.79)

Weighted average shares outstanding: (2)
Basic	85,176	76,587	78,518	76,341
Diluted	85,176	76,587	78,518	76,341

(1) As adjusted to reflect the sale of Jack of All Games which was completed in February 2010.

(2)  Basic and diluted include participating shares of 6,371 for the three months ended April 30, 2010.

	Three months ended April 30,		Six months ended April 30,
	2010	2009	2010	2009
OTHER INFORMATION

Geographic revenue mix
North America	64%	69%	68%	64%
International	36%	31%	32%	36%

Platform revenue mix
Microsoft Xbox 360	42%	45%	42%	33%
Sony PlayStation 3	34%	11%	28%	13%
PC	11%	6%	10%	14%
Nintendo Wii	4%	11%	8%	15%
Sony PSP	3%	6%	4%	7%
Sony PlayStation 2	3%	7%	4%	8%
Nintendo DS	3%	14%	4%	10%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	April 30,	October 31,
	2010	2009
	(unaudited)	(as adjusted)(1)
ASSETS
Current assets:
Cash and cash equivalents	$180,516	$102,083
Accounts receivable, net of allowances of $54,798 and $37,191 at April 30, 2010 and October 31, 2009, respectively	39,295	181,065
Inventory	24,761	26,687
Software development costs and licenses	205,798	167,341
Prepaid taxes and taxes receivable	8,385	8,814
Prepaid expenses and other	55,509	47,473
Assets of discontinued operations	2,939	95,104
Total current assets	517,203	628,567

Fixed assets, net	23,123	27,049
Software development costs and licenses, net of current portion	58,228	75,521
Goodwill	216,295	220,881
Other intangibles, net	22,582	23,224
Other assets	28,822	31,886
Total assets	$866,253	$1,007,128

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$34,939	$114,379
Accrued expenses and other current liabilities	167,071	172,784
Deferred revenue	13,125	6,334
Liabilities of discontinued operations	5,652	60,796
Total current liabilities	220,787	354,293

Long-term debt	100,443	97,063
Income taxes payable	7,977	10,146
Total liabilities	329,207	461,502
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 5,000 shares authorized	—	—
Common stock, $.01 par value, 150,000 shares authorized; 83,979 and 81,925 shares issued and outstanding at April 30, 2010 and October 31, 2009, respectively	840	819
Additional paid-in capital	677,774	658,794
Accumulated deficit	(139,295)	(122,179)
Accumulated other comprehensive income (loss)	(2,273)	8,192
Total stockholders’ equity	537,046	545,626
Total liabilities and stockholders’ equity	$866,253	$1,007,128

(1) As adjusted to reflect the following items:

• the sale of Jack of All Games which was completed in February 2010;

• the retroactive adoption of new convertible debt accounting guidance; and

• the reclassification of certain prior year amounts to conform to current year presentation for comparative purposes.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(in thousands)

	Six months ended April 30,
	2010	2009
		(as adjusted)(1)
Operating activities:
Net loss	$(17,116)	$(60,468)

Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Amortization and impairment of software development costs and licenses	55,209	46,800
Depreciation and amortization	7,791	9,279
Loss (income) from discontinued operations	210	(3,791)
Amortization and impairment of intellectual property	59	419
Stock-based compensation	13,560	11,500
Loss on sale of subsidiary	3,646	—
Deferred income taxes	(4)	(144)
Gain on sale of discontinued operations, net of taxes	(1,407)	—
Other, net	5,256	(3,551)
Changes in assets and liabilities, net of effect from purchases of businesses:
Accounts receivable	141,770	73,328
Inventory	1,611	13,767
Software development costs and licenses	(75,906)	(68,514)
Prepaid expenses, other current and other non-current assets	(9,159)	4,444
Deferred revenue	6,791	(30,354)
Accounts payable, accrued expenses, income taxes payable and other liabilities	(92,291)	(98,573)
Net cash provided by discontinued operations	968	13,114
Net cash provided by (used for) operating activities	40,988	(92,744)

Investing activities:
Purchase of fixed assets	(3,743)	(5,567)
Cash received from sale of subsidiary	2,768	—
Net cash provided by sale of discontinued operations	37,250	—
Payments in connection with business combinations, net of cash acquired	—	(500)
Net cash provided by (used for) investing activities	36,275	(6,067)

Financing activities:
Proceeds from exercise of employee stock options	—	4
Net cash provided by financing activities	—	4

Effects of exchange rates on cash and cash equivalents	1,170	(1,854)

Net increase (decrease) in cash and cash equivalents	78,433	(100,661)
Cash and cash equivalents, beginning of year	102,083	280,277
Cash and cash equivalents, end of period	$180,516	$179,616

(1) As adjusted to reflect the following items:

• the sale of Jack of All Games which was completed in February 2010;

• the retroactive adoption of new convertible debt accounting guidance; and

• the reclassification of certain prior year amounts to conform to current year presentation for comparative purposes.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months	Sale of subsidiary	Professional				Business	Non-GAAP three
	ended April 30,	and discontinued	fees and	Stock-based	Non-cash	Non-cash	reorganization	months ended April 30,
	2010	operations	legal matters	compensation	interest expense	tax expense	and related	2010

Net revenue	$268,002	$—	$—	$—	$—	$—	$—	$268,002

Cost of goods sold:
Product costs	77,225	—	—	—	—	—	—	77,225
Software development costs and royalties	40,509	—	—	(1,249)	—	—	—	39,260
Internal royalties	13,240	—	—	—	—	—	—	13,240
Licenses	25,805	—	—	—	—	—	—	25,805
Total cost of goods sold	156,779	—	—	(1,249)	—	—	—	155,530

Gross profit	111,223	—	—	1,249	—	—	—	112,472

Selling and marketing	43,476	—	—	(1,251)	—	—	(173)	42,052
General and administrative	24,569	—	1,861	(3,943)	—	—	(1,048)	21,439
Research and development	12,908	—	—	(680)	—	—	—	12,228
Depreciation and amortization	3,632	—	—	—	—	—	—	3,632
Total operating expenses	84,585	—	1,861	(5,874)	—	—	(1,221)	79,351
Income (loss) from operations	26,638	—	(1,861)	7,123	—	—	1,221	33,121
Interest and other, net	(7,764)	3,646	—	—	1,717	—	—	(2,401)
Income (loss) from continuing operations before income taxes	18,874	3,646	(1,861)	7,123	1,717	—	1,221	30,720
Provision (benefit) for income taxes	1,958	—	—	—	—	(3,181)		(1,223)
Income (loss) from continuing operations	16,916	3,646	(1,861)	7,123	1,717	3,181	1,221	31,943
Income (loss) from discontinued operations, net of taxes	(158)	158	—	—	—	—	—	—
Net income (loss)	$16,758	$3,804	$(1,861)	$7,123	$1,717	$3,181	$1,221	$31,943

Earnings (loss) per share:*
Basic earnings (loss) per share	$0.20	$0.04	$(0.02)	$0.08	$0.02	$0.04	$0.01	$0.39

Diluted earnings (loss) per share	$0.20	$0.04	$(0.02)	$0.07	$0.02	$0.03	$0.01	$0.34

Weighted average shares outstanding (1)
Basic	85,176	85,176	85,176	85,176	85,176	85,176	85,176	85,176
Diluted	85,176	98,103	98,103	98,103	98,103	98,103	98,103	98,103

EBITDA:
Income (loss) from continuing operations before income taxes	$18,874							$30,720
Interest	3,834							2,117
Depreciation and amortization	3,632							3,632
EBITDA	$26,340							$36,469
Add: Business reorganization and related	1,221							—
Adjusted EBITDA	$27,561							$36,469

*Earnings (loss) per share may not add due to rounding

(1) Basic and diluted include participating shares of 6,371.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months		Professional		Non-GAAP three
	ended April 30,	Discontinued	fees and	Stock-based	months ended April 30,
	2009	operations	legal matters	compensation	2009

Net revenue	$174,250	$—	$—	$—	$174,250

Cost of goods sold:
Product costs	57,270	—	—	—	57,270
Software development costs and royalties	28,012	—	—	(1,876)	26,136
Internal royalties	9,659	—	—	—	9,659
Licenses	14,936	—	—	—	14,936
Total cost of goods sold	109,877	—	—	(1,876)	108,001

Gross profit	64,373	—	—	1,876	66,249

Selling and marketing	29,572	—	—	(423)	29,149
General and administrative	29,897	—	(1,846)	(2,555)	25,496
Research and development	14,759	—	—	(462)	14,297
Depreciation and amortization	4,497	—	—	—	4,497
Total operating expenses	78,725	—	(1,846)	(3,440)	73,439
Income (loss) from operations	(14,352)	—	1,846	5,316	(7,190)
Interest and other, net	(1,513)	—	—	—	(1,513)
Income (loss) from continuing operations before income taxes	(15,865)	—	1,846	5,316	(8,703)
Provision (benefit) for income taxes	(5,454)	—	—	—	(5,454)
Income (loss) from continuing operations	(10,411)	—	1,846	5,316	(3,249)
Income (loss) from discontinued operations, net of taxes	331	(331)	—	—	—
Net income (loss)	$(10,080)	$(331)	$1,846	$5,316	$(3,249)

Earnings (loss) per share:*
Basic earnings (loss) per share	$(0.13)	$(0.00)	$0.02	$0.07	$(0.04)

Diluted earnings (loss) per share	$(0.13)	$(0.00)	$0.02	$0.07	$(0.04)

Weighted average shares outstanding
Basic	76,587	76,587	76,587	76,587	76,587
Diluted	76,587	76,587	76,587	76,587	76,587

EBITDA:
Income (loss) from continuing operations before income taxes	$(15,865)				$(8,703)
Interest	1,427				1,427
Depreciation and amortization	4,497				4,497
EBITDA	$(9,941)				$(2,779)

*Earnings (loss) per share may not add due to rounding

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Six months	Sale of subsidiary	Professional				Business	Non-GAAP six
	ended April 30,	and discontinued	fees and	Stock-based	Non-cash	Non-cash	reorganization	months ended April 30,
	2010	operations	legal matters	compensation	interest expense	tax expense	and related	2010

Net revenue	$431,240	$—	$—	$—	$—	$—		$431,240

Cost of goods sold:
Product costs	130,304	—	—	—	—	—		130,304
Software development costs and royalties	77,839	—	—	(2,919)	—	—		74,920
Internal royalties	15,358	—	—	—	—	—		15,358
Licenses	33,636	—	—	—	—	—		33,636
Total cost of goods sold	257,137	—	—	(2,919)	—	—		254,218

Gross profit	174,103	—	—	2,919	—	—		177,022

Selling and marketing	84,570	—	—	(1,967)	—	—	(173)	82,430
General and administrative	53,264	—	1,179	(6,550)	—	—	(1,048)	46,845
Research and development	28,363	—	—	(2,124)	—	—		26,239
Depreciation and amortization	7,791	—	—	—	—	—		7,791
Total operating expenses	173,988	—	1,179	(10,641)	—	—	(1,221)	163,305
Income (loss) from operations	115	—	(1,179)	13,560	—	—	1,221	13,717
Interest and other, net	(12,577)	3,646	—	—	3,380	—	—	(5,551)
Income (loss) from continuing operations before income taxes	(12,462)	3,646	(1,179)	13,560	3,380	—	1,221	8,166
Provision (benefit) for income taxes	4,444	—	—	—	—	(3,826)	—	618
Income (loss) from continuing operations	(16,906)	3,646	(1,179)	13,560	3,380	3,826	1,221	7,548
Income (loss) from discontinued operations, net of taxes	(210)	210	—	—	—	—	—	—
Net income (loss)	$(17,116)	$3,856	$(1,179)	$13,560	$3,380	$3,826	$1,221	$7,548

Earnings (loss) per share:*
Basic earnings (loss) per share	$(0.22)	$0.05	$(0.01)	$0.16	$0.04	$0.05	$0.01	$0.09

Diluted earnings (loss) per share	$(0.22)	$0.05	$(0.01)	$0.16	$0.04	$0.05	$0.01	$0.09

Weighted average shares outstanding (1)
Basic	78,518	84,573	84,573	84,573	84,573	84,573	84,573	84,573
Diluted	78,518	84,573	84,573	84,573	84,573	84,573	84,573	84,573

EBITDA:
Income (loss) from continuing operations before income taxes	$(12,462)							$8,166
Interest	7,743							4,363
Depreciation and amortization	7,791							7,791
EBITDA	$3,072							$20,320
Add: Business reorganization and related	1,221							—
Adjusted EBITDA	$4,293							$20,320

*Earnings (loss) per share may not add due to rounding

(1) Basic and diluted include participating shares of 6,055.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Six months		Professional		Non-GAAP six
	ended April 30,	Discontinued	fees and	Stock-based	months ended April 30,
	2009	operations	legal matters	compensation	2009

Net revenue	$323,601	$—	$—	$—	$323,601

Cost of goods sold:
Product costs	109,033	—	—	—	109,033
Software development costs and royalties	51,313	—	—	(3,049)	48,264
Internal royalties	30,131	—	—	—	30,131
Licenses	22,117	—	—	—	22,117
Total cost of goods sold	212,594	—	—	(3,049)	209,545

Gross profit	111,007	—	—	3,049	114,056

Selling and marketing	68,243	—	—	(916)	67,327
General and administrative	68,352	—	(6,706)	(5,947)	55,699
Research and development	35,702	—	—	(1,588)	34,114
Depreciation and amortization	9,279	—	—	—	9,279
Total operating expenses	181,576	—	(6,706)	(8,451)	166,419
Income (loss) from operations	(70,569)	—	6,706	11,500	(52,363)
Interest and other, net	875	—	—	—	875
Income (loss) from continuing operations before income taxes	(69,694)	—	6,706	11,500	(51,488)
Provision (benefit) for income taxes	(5,435)	—	—	—	(5,435)
Income (loss) from continuing operations	(64,259)	—	6,706	11,500	(46,053)
Income (loss) from discontinued operations, net of taxes	3,791	(3,791)	—	—	—
Net income (loss)	$(60,468)	$(3,791)	$6,706	$11,500	$(46,053)

Earnings (loss) per share:*
Basic earnings (loss) per share	$(0.79)	$(0.05)	$0.09	$0.15	$(0.60)

Diluted earnings (loss) per share	$(0.79)	$(0.05)	$0.09	$0.15	$(0.60)

Weighted average shares outstanding
Basic	76,341	76,341	76,341	76,341	76,341
Diluted	76,341	76,341	76,341	76,341	76,341

EBITDA:
Income (loss) from continuing operations before income taxes	$(69,694)				$(51,488)
Interest	2,971				2,971
Depreciation and amortization	9,279				9,279
EBITDA	$(57,444)				$(39,238)

*Earnings (loss) per share may not add due to rounding